SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 11, 2001



                        FORTUNE ENTERTAINMENT CORPORATION
             (Exact name of Registrant as specified in its charter)



       Delaware                      0-23859                     88-0405437
--------------------------        -------------------       ------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)



               2665 South Rainbow Blvd., Las Vegas, Nevada 89146
              ---------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (702) 257-7573
                                                           --------------


                  333 Orville Wright Court, Las Vegas, NV 89119
                ________________________________________________
          (Former name or former address if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

     On October 11, 2001 Gordon, Harrington & Osborn, P.C. ("Gordon/Harrington") resigned as the Company's independent certified public accountants. Gordon/Harrington audited the Company's financial statements for the fiscal years ended December 31, 1999 and 2000. The report of Gordon/Harrington for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, the report of Gordon/Harrington for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ending October 1, 2001, there were no disagreements with Gordon/Harrington on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gordon/Harrington would have caused it to make reference to such disagreements in its reports.

     Effective October 11, 2001 the Company retained Merdinger, Fruchter, Rosen & Corso, P.C. ("Merdinger, Fruchter") to act as the Company's independent certified public accountants. The Company has authorized Gordon/Harrington to discuss any matter relating to the Company and its operations with Merdinger, Fruchter.

     The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

     During the two most recent fiscal years and subsequent interim period ending October 11, 2001, the Company did not consult Merdinger, Fruchter regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

     Merdinger, Fruchter has reviewed the disclosures contained in this 8-K report. The Company has advised Merdinger, Fruchter that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Merdinger, Fruchter does not agree with any statements made by the Company in this report. Merdinger, Fruchter has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Pro Forma Financial Information

(a)   Not Applicable
(b)   Not Applicable
(c)   Exhibits

      Exhibit 16:

      Letter from the Company's former auditors confirming the information in
Item 4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 17, 2001
                                 Fortune Entertainment Corporation




                                 By:  /s Douglas Sanderson
                                     -----------------------------------
                                      Douglas Sanderson, President